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                             BIO-DYNE CORPORATION


                            CONSENT OF ACCOUNTANTS

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements No. 33-80905 and No. 33-78750 of Bio-Dyne Corporation on Form S-8 of our report dated July 18, 1996 appearing in the Annual Report on Form 10-KSB of Bio-Dyne Corporation for the years ended March 31, 1996 and 1995.



Gleiberman Spears Shepherd & Menaker, P.A.
Charlotte, North Carolina
July 18, 1996



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